Exhibit 99.1

Offerpad Reports Fourth Quarter & Full Year 2024 Results

2024 Net Loss Improves 47%, or $55 million Versus Prior Year

TEMPE, Ariz.——(BUSINESS WIRE)— Offerpad Solutions Inc. (“Offerpad”) (NYSE: OPAD), a leading tech-enabled platform for residential real estate, today released financial results for the three months and full year ended December 31, 2024.

“In the fourth quarter, revenue exceeded the midpoint of our guidance, supported by a balanced mix of offerings. This performance was achieved with the support of our Renovate business surpassing $18 million in revenue for the year and our improved advertising efficiencies driven by our Agent Partnership Program growing to nearly a third of our acquisitions,” said Brian Bair, Offerpad’s CEO. “We’ve made tremendous product improvements as we’ve remained focused on delivering real estate solutions for consumers and partners while making progress toward building a long-term, sustainable business.”

FY 2024 Highlights include:

•	Improved net loss and adjusted EBITDA 47% or $55 million and 65% or $53 million, respectively, from the prior year

•	Gross profit per home sold of $26.7k

•	Contribution profit after interest per home sold of $11.5k, with 33% via asset light services

•	Total operating expenses for the year decreased to $118.2M from $174.6M the prior year, a $56.4M or 32% improvement

•	Renovate closed projects grew to 1,096, surpassing $18 million of revenue, up 49% versus the prior year

•	Acquisitions from Offerpad’s Agent Partnership Program grew to 32% of total compared to 21% the prior year

•	Time to cash (TTC) came in at 116 days, an improvement of 23 days or 18% year over year

“Through our relentless focus on cost efficiency, we’ve taken big steps towards profitability. After lowering annual operating expenses by nearly $70 million in 2023, we continued to make excellent progress in 2024, removing $44 million of additional cost,” said Peter Knag, Offerpad’s CFO. “As we enter 2025, we remain focused on increasing acquisition activity, maintaining cost discipline, and positioning Offerpad for long-term stability and growth.”

Q4 2024 Financial Results (quarter over quarter)

	Q4 2024		Q3 2024		Percentage Change
Homes acquired	384		422		(9%)
Homes sold	503		615		(18%)
Revenue	$174.3M		$208.1M		(16%)
Gross profit	$10.6M		$17.1M		(38%)
Net loss	($17.3M	)	($13.5M	)	(28%)
Adjusted EBITDA	($11.5M	)	($6.2M	)	(86%)
Diluted Net Loss per Share	($0.63)		($0.49)		(29%)
Gross profit per home sold	$21,100		$27,900		(24%)
Contribution profit after interest per home sold	$5,500		$12,400		(56%)
Cash and cash equivalents	$43.0M		$48.5M		(11%)

Q4 2024 Financial Results (year over year)

	Q4 2024		Q4 2023		Percentage Change
Homes acquired	384		678		(43%)
Homes sold	503		712		(29%)
Revenue	$174.3M		$240.5M		(28%)
Gross profit	$10.6M		$16.7M		(37%)
Net loss	($17.3M	)	($15.4M	)	(12%)
Adjusted EBITDA	($11.5M	)	($7.1M	)	(63%)
Diluted Net Loss per Share	($0.63)		($0.57)		(11%)
Gross profit per home sold	$21,100		$23,400		(10%)
Contribution profit (loss) after interest per home sold	$5,500		$10,200		(46%)
Cash and cash equivalents	$43.0M		$76.0M		(43%)

FY 2024 Financial Results (year over year)

	2024		2023		Percentage Change
Homes acquired	2,443		2,812		(13%)
Homes sold	2,707		3,674		(26%)
Revenue	$918.8M		$1,314.4M		(30%)
Gross profit	$72.2M		$70.2M		3%
Net loss	($62.2M	)	($117.2M	)	47%
Adjusted EBITDA	($29.2M	)	($82.4M	)	65%
Diluted Net Loss per Share	($2.27)		($4.44)		49%
Gross profit per home sold	$26,700		$19,100		40%
Contribution profit (loss) after interest per home sold	$11,500		($13,900)		n/a
Cash and cash equivalents	$43.0M		$76.0M		(43%)

Additional information regarding Offerpad’s fourth quarter and full year 2024 financial results and management commentary can be found by accessing the Company’s Quarterly Letter to Shareholders on the Offerpad investor relations website.

First Quarter 2025 Outlook

Offerpad is providing its first quarter outlook for 2025 as follows:

Q1 2025 Outlook
Homes Sold	450 to 500
Revenue	$150M to $170M
Adjusted EBITDA[1]	Slightly Better

[1]	See Non-GAAP financial measures below for an explanation of why a reconciliation of this guidance cannot be provided.

Conference Call and Webcast Details

Brian Bair, Chairman and CEO, and Peter Knag, CFO, will host a conference call and accompanying webcast on February 24, 2025, at 4:30 p.m. ET. The webcast can be accessed on Offerpad’s Investor Relations website. Those interested can register here. Access to a replay of the webcast will be available from the same website address shortly after the live webcast concludes.

About Offerpad

Offerpad, dedicated to simplifying the process of buying and selling homes, is a publicly traded company committed to providing comprehensive solutions that removes the friction from real estate. Our advanced real estate platform offers a range of services, from consumer cash offers to B2B renovation solutions and industry partnership programs, all tailored to meet the unique needs of our clients. Since 2015, we have leveraged local expertise in residential real estate alongside proprietary technology to guide homeowners at every step. Learn more at www.offerpad.com.

#OPAD_IR

Contacts

Investors

Investors@offerpad.com

Media

Press@offerpad.com

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Offerpad’s future financial or operating performance. For example, statements regarding Offerpad’s financial outlook, including homes sold, revenue and Adjusted EBITDA, for the first quarter of 2025, and expectations regarding market conditions, strategic imperatives and long-term sustainability and growth are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, Offerpad’s ability to respond to general economic conditions; the health of the U.S. residential real estate industry; Offerpad’s ability to grow market share in its existing markets or any new markets it may enter; Offerpad’s ability to manage its growth and its costs structure effectively; Offerpad’s ability to accurately value and manage real estate inventory, maintain an adequate and desirable supply of real estate inventory, and manage renovations; Offerpad’s ability to successfully launch new product and service offerings, and to manage, develop and refine its technology platform; Offerpad’s ability to maintain and enhance its products and brand, and to attract customers; Offerpad’s ability to achieve and maintain profitability in the future; and the success of strategic relationships with third parties. These and other important factors discussed under the caption “Risk Factors” in Offerpad’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission on or about February 25, 2025, and Offerpad’s other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

OFFERPAD SOLUTIONS INC.

Condensed Consolidated Statements of Operations

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except per share data) (Unaudited)	2024	2023	2024	2023
Revenue	$174,272	$240,458	$918,819	$1,314,412
Cost of revenue	163,683	223,766	846,624	1,244,231

Gross profit	10,589	16,692	72,195	70,181

Operating expenses:
Sales, marketing and operating	13,545	17,932	73,091	116,558
General and administrative	9,874	8,775	40,621	50,091
Technology and development	840	1,236	4,524	7,945

Total operating expenses	24,259	27,943	118,234	174,594

Loss from operations	(13,670)	(11,251)	(46,041)	(104,413)
Other income (expense):
Change in fair value of warrant liabilities	(109)	(109)	240	68
Interest expense	(4,084)	(5,154)	(18,684)	(18,859)
Other income, net	476	1,065	2,357	6,149

Total other expense	(3,717)	(4,198)	(16,087)	(12,642)

Loss before income taxes	(17,387)	(15,449)	(62,128)	(117,055)
Income tax benefit (expense)	62	8	(31)	(163)

Net loss	$(17,325)	$(15,441)	$(62,159)	$(117,218)

Net loss per share, basic	$(0.63)	$(0.57)	$(2.27)	$(4.44)

Net loss per share, diluted	$(0.63)	$(0.57)	$(2.27)	$(4.44)

Weighted average common shares outstanding, basic	27,478	27,292	27,410	26,385

Weighted average common shares outstanding, diluted	27,478	27,292	27,410	26,385

OFFERPAD SOLUTIONS INC.

Condensed Consolidated Balance Sheets

	As of December 31,
(in thousands, except par value per share) (Unaudited)	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$43,018	$75,967
Restricted cash	30,608	3,967
Accounts receivable	3,848	9,935
Real estate inventory	214,174	276,500
Prepaid expenses and other current assets	2,564	5,236

Total current assets	294,212	371,605
Property and equipment, net	9,127	4,517
Other non-current assets	9,714	3,572

TOTAL ASSETS	$313,053	$379,694

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,922	$4,946
Accrued and other current liabilities	11,804	13,859
Secured credit facilities and other debt, net	195,378	227,132
Secured credit facilities and other debt—related party	41,861	30,092

Total current liabilities	250,965	276,029
Warrant liabilities	231	471
Other long-term liabilities	14,204	1,418

Total liabilities	265,400	277,918

Commitments and contingencies
Stockholders’ equity:
Class A common stock, $0.0001 par value; 2,000,000 shares authorized; 27,379 and 27,233 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	3	3
Additional paid in capital	507,696	499,660
Accumulated deficit	(460,046)	(397,887)

Total stockholders’ equity	47,653	101,776

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$313,053	$379,694

OFFERPAD SOLUTIONS INC.

Condensed Consolidated Statements of Cash Flows

	Year Ended December 31,
($ in thousands) (Unaudited)	2024	2023
Cash flows from operating activities:
Net loss	$(62,159)	$(117,218)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	611	728
Amortization of debt financing costs	1,786	4,343
Real estate inventory valuation adjustment	4,472	8,937
Stock-based compensation	8,080	7,915
Change in fair value of warrant liabilities	(240)	(68)
Loss on disposal of property and equipment	105	76
Change in fair value of derivative instruments	—	(2,124)
Changes in operating assets and liabilities:
Accounts receivable	6,087	(7,585)
Real estate inventory	57,854	379,260
Prepaid expenses and other assets	4,452	3,733
Accounts payable	(3,024)	299
Accrued and other liabilities	2,809	(16,664)

Net cash provided by operating activities	20,833	261,632

Cash flows from investing activities:
Purchases of property and equipment	(5,408)	(127)
Proceeds from sale of property and equipment	82	—
Purchases of derivative instruments	—	(2,569)
Proceeds from sale of derivative instruments	—	4,681

Net cash (used in) provided by investing activities	(5,326)	1,985

Cash flows from financing activities:
Borrowings from credit facilities and other debt	807,926	875,559
Repayments of credit facilities and other debt	(829,461)	(1,286,795)
Payment of debt financing costs	(236)	(1,948)
Proceeds from exercise of stock options	33	53
Payments for taxes related to stock-based awards	(77)	(78)
Borrowings from warehouse lending facility	—	25,193
Repayments of warehouse lending facility	—	(25,193)
Proceeds from issuance of pre-funded warrants	—	90,000
Proceeds from exercise of pre-funded warrants	—	11
Issuance cost of pre-funded warrants	—	(784)

Net cash used in financing activities	(21,815)	(323,982)

Net change in cash, cash equivalents and restricted cash	(6,308)	(60,365)
Cash, cash equivalents and restricted cash, beginning of period	79,934	140,299

Cash, cash equivalents and restricted cash, end of period	$73,626	$79,934

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheet:
Cash and cash equivalents	$43,018	$75,967
Restricted cash	30,608	3,967

Total cash, cash equivalents and restricted cash	$73,626	$79,934

Supplemental disclosure of cash flow information:
Cash payments for interest	$24,464	$24,730

Non-GAAP Financial Measures

In addition to Offerpad’s results of operations above, Offerpad reports certain financial measures that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). These measures have limitations as analytical tools when assessing Offerpad’s operating performance and should not be considered in isolation or as a substitute for GAAP measures, including gross profit and net income.

Offerpad may calculate or present its non-GAAP financial measures differently than other companies who report measures with similar titles and, as a result, the non-GAAP financial measures Offerpad reports may not be comparable with those of companies in Offerpad’s industry or in other industries. Offerpad has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted net income (loss) within this press release because Offerpad is unable to calculate certain reconciling items without making unreasonable efforts. These items, which include, but are not limited to, stock-based compensation with respect to future grants and forfeitures, could materially affect the computation of forward-looking net income (loss), are inherently uncertain and depend on various factors, some of which are outside of Offerpad’s control.

Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest (and related margins)

To provide investors with additional information regarding Offerpad’s margins, Offerpad has included Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest (and related margins), which are non-GAAP financial measures. Offerpad believes that Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest are useful financial measures for investors as they are used by management in evaluating unit level economics and operating performance across Offerpad’s markets. Each of these measures is intended to present the economics related to homes sold during a given period. Offerpad does so by including revenue generated from homes sold (and ancillary services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in real estate inventory as of the end of the period presented. Contribution Profit provides investors a measure to assess Offerpad’s ability to generate returns on homes sold during a reporting period after considering home acquisition costs, renovation and repair costs, and adjusting for holding costs and selling costs. Contribution Profit After Interest further impacts gross profit by including interest costs (including senior and mezzanine secured credit facilities) attributable to homes sold during a reporting period. Offerpad believes these measures facilitate meaningful period over period comparisons and illustrate Offerpad’s ability to generate returns on assets sold after considering the costs directly related to the assets sold in a presented period.

Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest (and related margins) are supplemental measures of Offerpad’s operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in real estate inventory at the end of the period, costs required to be recorded under GAAP in the same period.

Accordingly, these measures should not be considered in isolation or as a substitute for analysis of Offerpad’s results as reported under GAAP. Offerpad includes a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross profit.

Adjusted Gross Profit / Margin

Offerpad calculates Adjusted Gross Profit as gross profit under GAAP adjusted for (1) net real estate inventory valuation adjustment plus (2) interest expense associated with homes sold in the presented period and recorded in cost of revenue. Net real estate inventory valuation adjustment is calculated by adding back the real estate inventory valuation adjustment charges recorded during the period on homes that remain in real estate inventory at period end and subtracting the real estate inventory valuation adjustment charges recorded in prior periods on homes sold in the current period. Offerpad defines Adjusted Gross Margin as Adjusted Gross Profit as a percentage of revenue.

Offerpad views this metric as an important measure of business performance, as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross Profit helps management assess performance across the key phases of processing a home (acquisitions, renovations, and resale) for a specific resale cohort.

Contribution Profit / Margin

Offerpad calculates Contribution Profit as Adjusted Gross Profit, minus (1) direct selling costs incurred on homes sold during the presented period, minus (2) holding costs incurred in the current period on homes sold during the period recorded in sales, marketing, and operating, minus (3) holding costs incurred in prior periods on homes sold in the current period recorded in sales, marketing, and operating, plus (4) other income, net which is primarily comprised of interest income earned on our cash and cash equivalents and fair value adjustments of derivative financial instruments. The composition of Offerpad’s holding costs is described in the footnotes to the reconciliation table below. Offerpad defines Contribution Margin as Contribution Profit as a percentage of revenue.

Offerpad views this metric as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution Profit helps management assess inflows and outflow directly associated with a specific resale cohort.

Contribution Profit / Margin After Interest

Offerpad defines Contribution Profit After Interest as Contribution Profit, minus (1) interest expense associated with homes sold in the presented period and recorded in cost of revenue, minus (2) interest expense associated with homes sold in the presented period, recorded in costs of sales, and previously excluded from Adjusted Gross Profit, and minus (3) interest expense under Offerpad’s senior and mezzanine secured credit facilities and other senior secured debt incurred on homes sold during the period. This includes interest expense recorded in prior periods in which the sale occurred. Offerpad’s senior and mezzanine secured credit facilities and other senior secured debt are secured by their homes in real estate inventory and drawdowns are made on a per-home basis at the time of purchase and are required to be repaid at the time the homes are sold. Offerpad defines Contribution Margin After Interest as Contribution Profit After Interest as a percentage of revenue.

Offerpad views this metric as an important measure of business performance. Contribution Profit After Interest helps management assess Contribution Margin performance, per above, when fully burdened with costs of financing.

The following table presents a reconciliation of Offerpad’s Adjusted Gross (Loss) Profit, Contribution (Loss) Profit and Contribution (Loss) Profit After Interest to Offerpad’s Gross (Loss) Profit, which is the most directly comparable GAAP measure, and Contribution (Loss) Profit Per Home Sold and Contribution (Loss) Profit After Interest Per Home Sold to Offerpad’s Gross (Loss) Profit Per Home Sold, which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended			Year Ended December 31,
(in thousands, except percentages and homes sold, unaudited)	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Gross profit (GAAP)	$10,589	$17,140	$16,692	$72,195	$70,181
Gross margin	6.1%	8.2%	6.9%	7.9%	5.3%
Homes sold	503	615	712	2,707	3,674
Gross profit per home sold	$21.1	$27.9	$23.4	$26.7	$19.1
Adjustments:
Real estate inventory valuation adjustment - current period (1)	2,457	848	565	2,953	837
Real estate inventory valuation adjustment - prior period (2)	(592)	(535)	(713)	(793)	(58,125)
Interest expense capitalized (3)	1,315	1,367	964	5,771	7,234

Adjusted gross profit	$13,769	$18,820	$17,508	$80,126	$20,127
Adjusted gross margin	7.9%	9.0%	7.3%	8.7%	1.5%
Adjustments:
Direct selling costs (4)	(5,011)	(5,767)	(5,829)	(24,208)	(35,225)
Holding costs on sales - current period (5)(6)	(511)	(693)	(742)	(3,955)	(3,357)
Holding costs on sales - prior period (5)(7)	(556)	(341)	(285)	(581)	(2,166)
Other income, net (8)	476	512	1,065	2,357	6,149

Contribution profit (loss)	$8,167	$12,531	$11,717	$53,739	$(14,472)
Contribution margin	4.7%	6.0%	4.9%	5.8%	(1.1%)
Homes sold	503	615	712	2,707	3,674
Contribution profit (loss) per home sold	$16.2	$20.4	$16.5	$19.9	$(3.9)
Adjustments:
Interest expense capitalized (3)	(1,315)	(1,367)	(964)	(5,771)	(7,234)
Interest expense on homes sold - current period (9)	(1,481)	(1,865)	(2,041)	(13,869)	(15,289)
Interest expense on homes sold - prior period (10)	(2,629)	(1,687)	(1,466)	(2,976)	(13,924)

Contribution profit (loss) after interest	$2,742	$7,612	$(7,246)	$31,123	$(50,919)
Contribution margin after interest	1.6%	3.7%	3.0%	3.4%	(3.9%)
Homes sold	503	615	712	2,707	3,674
Contribution profit (loss) after interest per home sold	$5.5	$12.4	$10.2	$11.5	$(13.9)

(1)

Real estate inventory valuation adjustment – current period is the real estate inventory valuation adjustments recorded during the period presented associated with homes that remain in real estate inventory at period end.

(2)	Real estate inventory valuation adjustment – prior period is the real estate inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.
(3)

Interest expense capitalized represents all interest related costs, including senior and mezzanine secured credit facilities, incurred on homes sold in the period presented that were capitalized and expensed in cost of sales at the time of sale.

(4)	Direct selling costs represents selling costs incurred related to homes sold in the period presented. This primarily includes broker commissions and title and escrow closing fees.
(5)	Holding costs primarily include insurance, utilities, homeowners association dues, property taxes, cleaning, and maintenance costs.
(6)	Represents holding costs incurred on homes sold in the period presented and expensed to Sales, marketing, and operating on the Condensed Consolidated Statements of Operations.
(7)	Represents holding costs incurred in prior periods on homes sold in the period presented and expensed to Sales, marketing, and operating on the Condensed Consolidated Statements of Operations.
(8)	Other income, net principally represents interest income earned on our cash and cash equivalents and fair value adjustments of derivative financial instruments.
(9)	Represents both senior and mezzanine interest expense incurred on homes sold in the period presented and expensed to interest expense on the Condensed Consolidated Statements of Operations.
(10)

Represents both senior and mezzanine secured credit facilities interest expense incurred in prior periods on homes sold in the period presented and expensed to interest expense on the Condensed Consolidated Statements of Operations.

Adjusted Net Income (Loss) and Adjusted EBITDA

Offerpad also presents Adjusted Net Income (Loss) and Adjusted EBITDA, which are non-GAAP financial measures, which the management team uses to assess Offerpad’s underlying financial performance. Offerpad believes these measures provide insight into period over period performance, adjusted for non-recurring or non-cash items.

Offerpad calculates Adjusted Net Income (Loss) as GAAP Net Income (Loss) adjusted for the change in fair value of warrant liabilities. Offerpad defines Adjusted Net Income (Loss) Margin as Adjusted Net Income (Loss) as a percentage of revenue.

Offerpad calculates Adjusted EBITDA as Adjusted Net Income (Loss) adjusted for interest expense, amortization of capitalized interest, taxes, depreciation and amortization and stock-based compensation expense. Offerpad defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue.

Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental to Offerpad’s operating performance measures calculated in accordance with GAAP and have important limitations. For example, Adjusted Net Income (Loss) and Adjusted EBITDA exclude the impact of certain costs required to be recorded under GAAP and could differ substantially from similarly titled measures presented by other companies in Offerpad’s industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of Offerpad’s results as reported under GAAP.

The following table presents a reconciliation of Offerpad’s Adjusted Net Income (Loss) and Adjusted EBITDA to their GAAP Net Income (Loss), which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended			Year Ended December 31,
(in thousands, except percentages, unaudited)	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Net loss (GAAP)	$(17,325)	$(13,537)	$(15,441)	$(62,159)	$(117,218)
Net loss margin	(9.9%)	(6.5%)	(6.4%)	(6.8%)	(8.9%)
Change in fair value of warrant liabilities	109	(14)	109	(240)	(68)

Adjusted net loss	$(17,216)	$(13,551)	$(15,332)	$(62,399)	$(117,286)
Adjusted net loss margin	(9.9%)	(6.5%)	(6.4%)	(6.8%)	(8.9%)
Adjustments:
Interest expense	4,084	5,114	5,154	18,684	18,859
Amortization of capitalized interest (1)	1,315	1,367	964	5,771	7,234
Income tax (benefit) expense	(62)	24	(8)	31	163
Depreciation and amortization	147	150	172	611	728
Amortization of stock-based compensation	249	715	2,000	8,080	7,915

Adjusted EBITDA	$(11,483)	$(6,181)	$(7,050)	$(29,222)	$(82,387)
Adjusted EBITDA margin	(6.6%)	(3.0%)	(2.9%)	(3.2%)	(6.3%)

(1)

Amortization of capitalized interest represents all interest related costs, including senior and mezzanine secured interest related costs, incurred on homes sold in the period presented that were capitalized and expensed in cost of sales at the time of sale.